UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 18, 2006

(Date of earliest event reported)

TECH DATA CORPORATION

(Exact name of registrant as specified in its charter)

Florida	0-14625	59-1578329
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

5350 Tech Data Drive

Clearwater, Florida, 33760

(Address of principal executive offices)

727-539-7429

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 18, 2006, Tech Data Corporation (“the company”) announced plans to expand its senior management team by splitting the executive roles of Chairman of the Board and Chief Executive Officer (“CEO”) and initiating a CEO search. Steven A. Raymund will remain as Chairman and Chief Executive Officer until the new CEO is appointed, at which time he will continue as Chairman of the Board. The press release announcing these changes is furnished as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1	January 18, 2006 Press Release by Tech Data Corporation (The information provided in this Exhibit 99.1 is furnished and shall not be deemed “filed”.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

January 18, 2006	/s/ JEFFERY P. HOWELLS
Jeffery P. Howells
Executive Vice President &
Chief Financial Officer
Tech Data Corporation